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ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS AGREEMENT made as of the 12th day of January, 2006.

BETWEEN:

RECONNAISSANCE ENERGY CORPORATION

(“Assignor”)

AND:

LEROY VENTURES INC.

(“Assignee”)

WHEREAS:

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the Assignor is a party to a Farmout and Participation Agreement dated December 21, 2005 with the other party being White Max Energy Ltd. (“White Max”) of Calgary, Alberta (the “Farmout Agreement”);

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the Farmout Agreement is assignable by the Assignor without the consent of White Max;

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the Assignor has agreed to assign to the Assignee, and the Assignee has agreed to accept the assignment from the Assignor, of all of the Assignor’s rights and obligations under the Farmout Agreement on the terms and conditions set out below in this Agreement.

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INTERPRETATION

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Definitions.

In this Agreement, unless the context otherwise requires:

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“Accredited Investor” has the same meaning ascribed to that term in National Instrument 45-106;

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“Agreement” means this assignment agreement, including any and all appendices, schedules, supplements and amendments hereto, from time to time;

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“Alberta Act” means the Securities Act (Alberta), the regulations and rules made thereunder and all administrative policy statements, blanket orders, notices, directions and rulings issued or adopted by the Alberta Securities Commission, all as amended;

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“B.C. Act” means the Securities Act (British Columbia), the regulations and rules made thereunder and all administrative policy statements, blanket orders, notices, directions and rulings issued or adopted by the British Columbia Securities Commission, all as amended;

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“Closing” means the day on which the Consideration Shares are issued to the Assignor;

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“Closing Date” means the earlier of February 15, 2006 and five days after and excluding the date on which the Assignee receives notice from the Exchange that this Agreement has been accepted for filing, or such later date as may be agreed to by the Parties;

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“Commissions” means the Alberta Securities Commission and the British Columbia Securities Commission;

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“Consideration Shares” means 3,000,000 Shares issuable to the Assignor hereunder;

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“Exchange” means the TSX Venture Exchange;

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“Exemption” means an exemption from the prospectus and registration requirements of the Securities Acts;

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“Issue Price” means $0.425 per Share;

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“National Instrument 45-106” means National Instrument 45-106 “Prospectus and Registration Exemptions” published by the Canadian Securities Administrators and adopted by the Commissions;

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“Parties” or “Party” means the Assignor, the Assignee or both, as the context requires;

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“Securities Acts” means the Alberta Act and the B.C., as applicable in the circumstances;

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“Securities Regulator” means a securities commission or other governmental regulatory authority having jurisdiction over the Assignee or the Assignor, or the regulatory division of any stock exchange or similar organized securities trading organization, including its affiliates, authorized agents, subsidiaries and divisions; and

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“Shares” means the previously unissued Common shares in the capital of the Assignee, as presently constituted.

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Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

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This Agreement is to be read with all changes in gender or number as required by the context.

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The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.

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Unless otherwise indicated, all dollar amounts referred to in this Agreement are in lawful currency of Canada.

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This Agreement, any amendment, addendum or supplement hereto, and all other documents relating hereto will be governed by and construed in accordance with the internal laws of the Province of British Columbia, and the federal laws of Canada applicable therein, governing contracts made and to be performed wholly therein, and without reference to its principles governing the choice or conflict of laws. The parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of British Columbia, sitting in the City of Vancouver, with respect to any dispute related to or arising from this Agreement.

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REPRESENTATIONS, WARRANTIES, COVENANTS AND ACKNOWLEDGEMENTS OF THE ASSIGNOR

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The Assignor acknowledges, represents, warrants and covenants to and with the Assignee that, as at the date given above and at the Closing:

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no prospectus has been filed by the Assignee with the Commissions in connection with the issuance of the Consideration Shares, such issuance is exempted from the prospectus requirements of the Securities Acts and that:

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the Assignor is restricted from using most of the civil remedies available under the Securities Acts;

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the Assignor may not receive information that would otherwise be required to be provided to it under the Securities Acts; and

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the Assignee is relieved from certain obligations that would otherwise apply under the Securities Acts;

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the Assignor certifies that it and its shareholders are residents of the Province of British Columbia;

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the Assignor is acquiring the Consideration Shares as principal for its own account and not for the benefit of any other person;

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the Assignor is an Accredited Investor, by virtue of the fact that the Assignor falls within one or more of the sub-paragraphs of the definition of Accredited Investor set out in Schedule I to this Agreement;

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no person has made to the Assignor any written or oral representations:

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that any person will resell or repurchase any of the Consideration Shares;

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that any person will refund the purchase price of any of the Consideration Shares; or

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as to the future price or value of any of the Consideration Shares;

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the Assignor does not have any knowledge of a “material fact” or “material change” (as those terms are defined in the Securities Acts) in the affairs of the Assignee that has not been generally disclosed to the public, save knowledge of this particular transaction;

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the Assignor has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto, and it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation, and all necessary approvals by its directors, shareholders and others have been given to authorize the execution of this Agreement on behalf of the Assignor;

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the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Assignor, or of any agreement, written or oral, to which the Assignor, is a party or by which it is bound;

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this Agreement has been duly executed and delivered by the Assignor and constitutes a legal, valid and binding obligation of the Assignor enforceable against the Assignor in accordance with its terms;

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the Assignor will not resell any of the Consideration Shares except in accordance with applicable securities legislation and stock exchange rules;

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the Assignor acknowledges that it will not be able to resell the Consideration Shares except in accordance with the applicable securities legislation and regulatory policies and that such Shares may be subject to resale restrictions and may bear a legend to that effect;

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if required by applicable securities legislation, policy or order or by any Securities Regulator, the Assignor will execute, deliver, file and otherwise assist the Assignee in filing, such reports, undertakings and other documents with respect to the issue of the Consideration Shares as may be required;

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to the best of the knowledge of the Assignor, the Farmout Agreement constitutes legal, valid and binding obligations of the Assignor and White Max, enforceable against such parties accordance with its terms, and that both the Assignor and White Max are in compliance with their respective obligations under the Farmout Agreement; and

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the Assignor has given notice to White Max, as required under section 11 of the Farmout Agreement, in respect of the assignment to the Assignee contemplated under this Agreement.

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The Assignor agrees that the above representations, warranties, covenants and acknowledgements in this subsection will be true and correct both as of the execution of this Agreement and as of the day of Closing.

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The foregoing representations, warranties, covenants and acknowledgements are made by the Assignor with the intent that they be relied upon by the Assignee in determining whether to enter into this Agreement. The Assignor undertakes to notify the Assignee immediately of any change in any representation, warranty or other information relating to the Assignor set forth herein which takes place prior to the Closing.

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REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ISSUER

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The Assignee represents and warrants to the Assignor as follows:

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the Assignee has been duly incorporated and organized and is a valid and subsisting company under the laws of the Province of British Columbia, and is duly qualified to carry on business in the Province of British Columbia and in each other jurisdiction, if any, wherein the carrying out of the activities contemplated makes such qualifications necessary;

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the Assignee is a reporting issuer not in default of any material requirement under the B.C. Act and the Alberta Act;

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the Consideration Shares will, upon issue and delivery, be validly issued as fully paid and non-assessable Shares;

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the Assignee has filed all forms, reports, documents and information required to be filed by it, pursuant to the B.C. Act and the Alberta Act (the “Disclosure Documents”) and will file all forms, reports, documents and information required to be filed by it, pursuant to the B.C. Act and the Alberta Act following the Closing;

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as of the time the Disclosure Documents were filed with the applicable securities regulators and on SEDAR (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the Disclosure Documents complied in all material respects with the requirements of the B.C. Act and the Alberta Act; and (ii) none of the Disclosure Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

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the financial statements of the Assignee contained in the Disclosure Documents: (i) complied in all material respects with the B.C. Act and the Alberta Act; (ii) were reported in accordance with Canadian generally accepted accounting principles applied on a basis consistent with that of the preceding periods; and (iii) present fairly the consolidated financial position of the Assignee and its subsidiaries, if any, as of the respective dates thereof and the consolidated results of operations of the Assignee and its subsidiaries, if any, for the periods covered thereby;

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there is no “material fact” or “material change” (as those terms are defined in the  B.C. Act and the Alberta Act) in the affairs of the Assignee that has not been generally disclosed to the public;

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the outstanding Shares are listed and posted for trading on the Exchange;

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the Assignee has the corporate capacity and authority to execute and deliver this Agreement and to observe and perform its obligations hereunder;

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the Assignee has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Assignee enforceable against the Assignee in accordance with its terms;

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no order cease trading in the securities of the Assignee nor prohibiting the sale of such securities has been issued to and is in effect against the Assignee or its directors, officers or promoters and to the best of the Assignee’s knowledge no investigations or proceedings for such purposes are pending or threatened;

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there is no ongoing action, suit, proceeding, or claim, nor, to the best of the Assignee’s knowledge, is there any application, complaint or investigation pending or threatened, before any court, regulatory body, governmental or non-governmental body against the Assignee, and the Assignee is not subject to any judgment, order, writ, injunction, decree or award of any governmental authority to which it is subject; and

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the Assignee has not made an assignment in bankruptcy nor has a receiver been appointed in respect of the Assignee’s assets, and, to the best of the Assignee’s knowledge, no proceedings have been commenced against the Assignee or are threatened to be commenced, that could result in the Assignee making an assignment in bankruptcy or a receiver being appointed in respect of the Assignee’s assets.

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The Assignee agrees that the above representations, warranties, covenants and acknowledgements in this subsection will be true and correct both as of the execution of this Agreement and as of the day of Closing.

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The foregoing representations, warranties, covenants and acknowledgements are made by the Assignee with the intent that they be relied upon by the Assignee in its decision to enter into this Agreement.  The Assignee undertakes to notify the Assignor immediately of any change in any representation, warranty or other information relating to the Assignee set forth herein which takes place prior to the Closing.

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ASSIGNMENT AND ASSUMPTION

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Assignment by Assignor.  From and after the Closing, the Assignor will irrevocably grant, assigns and sets over unto the Assignee all of its right, title, benefit and interest in, under and to the Farmout Agreement to have and to hold with full power to the Assignee to take all such measures for the enjoyment of the rights under the Farmout Agreement as the Assignor might take.

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Agreement by Assignee to Assume Assignor Obligations.  This Agreement is made by the Assignor and accepted by the Assignee subject to all of the obligations and liabilities of the Assignor under the Farmout Agreement to be performed or fulfilled as of the date hereof, which, from and after the Closing, the Assignee will expressly assume and undertake to pay, satisfy, discharge, perform and fulfil all as fully and to the same extent as if the Assignee had been an original party to the Farmout Agreement instead of, and not in addition to, the Assignor.

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Status of Original Agreement.  Each of the parties to this Agreement agrees that the Farmout Agreement is in full force and effect, unamended and unmodified save as amended by this Agreement.

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Consideration Shares.

At the Closing the Assignee will issue to the Assignor the 3,000,000 Consideration Shares.

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Expenses.

With the exception of the out-of-pocket expenses (including legal fees and disbursements) incurred in connection with preparing and attending to the execution and delivery of this Agreement and the documents delivered at the Closing of the transactions contemplated hereunder, which expenses will be born by the Assignee, each Party will be solely responsible for its expenses in connection with this Agreement.

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INDEMNITIES

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Indemnification from the Assignor.

The Assignor will indemnify and save harmless the Assignee from and against all suits, claims, demands, liabilities, losses and expenses which the Assignee may suffer, incur or sustain resulting or arising from:

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any act or thing done or omitted to be done by the Assignor in relation to the Farmout Agreement, including any breach or alleged breach by the Assignor of any laws applicable to the Farmout Agreement; or

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any non-fulfilment of any covenant or agreement or any breach of or incorrectness in any representation or warranty by or of the Assignor contained in this Agreement.

Every indemnity and exemption from liability, limitation and condition contained in this Agreement for the benefit of the Assignee and every defence and immunity of whatsoever nature applicable to the Assignee or to which the Assignee is entitled under this Agreement will also be available and extend to protect every director, officer, employee, agent or independent contractor from time to time of the Assignee.

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Indemnification from the Assignee.

The Assignee will indemnify and save harmless the Assignor from and against all suits, claims, demands, liabilities, losses and expenses which the Assignor may suffer, incur or sustain resulting or arising from:

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any act or thing done or omitted to be done by the Assignee in relation to the Farmout Agreement or after the date of this Agreement, including any breach or alleged breach by the Assignee of any laws applicable to the Farmout Agreement; or

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any non-fulfilment of any covenant or agreement or any breach of or incorrectness in any representation or warranty by or of the Assignee contained in this Agreement.

Every indemnity and exemption from liability, limitation and condition contained in this Agreement for the benefit of the Assignor and every defence and immunity of whatsoever nature applicable to the Assignor or to which the Assignor is entitled under this Agreement will also be available and extend to protect every employee, agent or independent contractor from time to time of the Assignor.

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CONDITIONS PRECEDENT

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Assignee’s Conditions Precedent. The obligation of the Assignee to complete the assignment of the Farmout Agreement on the Closing Date as contemplated by this Agreement is subject to the satisfaction of the following conditions precedent:

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the Exchange will have accepted for filing this Agreement;

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the Assignor’s representations and warranties will be true and correct in all material respects at the Closing Date;

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the Assignee will, acting reasonably, be satisfied with the results of its due diligence review of the Farmout Agreement, including, without limitation, the lands identified in Schedule “A” thereto;

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the Assignor will have performed and complied in all material respects with all of its obligations to the Assignee, from time to time, arising out of or in connection with this Agreement.

The foregoing conditions precedent are inserted for the benefit of the Assignee and may be waived in whole or in part by the Assignee by notice in writing to the Assignor.

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Assignor’s Conditions Precedent. The obligation of the Assignor to complete the assignment of the Farmout Agreement on the Closing Date as contemplated by this Agreement is subject to the satisfaction of the following conditions precedent:

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the Assignee’s representations and warranties will be true and correct in all material respects on the Closing Date as is made at that time;

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the Assignee will have performed and complied in all material respects with all of its obligations to the Assignor, from time to time, arising out of or in connection with this Agreement; and

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the Exchange will have accepted for filing this Agreement.

The foregoing conditions precedent are inserted for the benefit of the Assignor and may be waived in whole or in part by the Assignor by notice in writing to the Assignee.

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Exchange Acceptance. The Parties acknowledge that the Assignee’s obligations under this Agreement are subject to the condition precedent that the Exchange accepts for filing this Agreement.  The Assignee will make all reasonable commercial efforts to obtain such acceptance as soon as reasonably practicable following the execution and delivery of this Agreement by the Assignor.  The Assignor agrees to fully cooperate with the Assignee and provide such information and documentation in the possession of the Assignor as the Assignee may reasonably require in support of the Assignee’s application for Exchange acceptance, provided that the Assignee will reimburse the Assignor for all reasonable out-of-pocket expenses incurred by the Assignor in this regard.

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CLOSING

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Closing Deliveries. The Closing will take place on the Closing Date at 10:00 a.m. (Pacific Time) at Suite 3000 – 1055 West Georgia Street, Vancouver, British Columbia, or at such other place, date and time as the Parties mutually agree upon in writing.  On Closing:

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the Assignee will deliver to the Assignor, () an Instrument of Assignment and Assumption in the form attached as Schedule II to this Agreement dated as of the Closing Date and duly executed by an authorized signatory of the Assignee, and () a certificate registered in the name of the Assignor representing the 3,000,000 Consideration Shares; and

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the Assignor will deliver to the Assignee an Instrument of Assignment and Assumption in the form attached as Schedule II to this Agreement dated as of the Closing Date and duly executed by an authorized signatory of the Assignor and an authorized signatory of White Max.

In addition to the foregoing, each Party will deliver to the other such documents, consents and certificates as are reasonably required to fulfill such Party’s obligations under this Agreement, as well as any other documents which any of the other Party may reasonably require to give effect to the terms and intentions hereof, having regard to transactions of like nature.

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“Drop-Dead Date”. Notwithstanding any other provision of this Agreement, if, through no fault of the Assignor, the Closing under this Agreement has not completed by March 1, 2006, then the Assignor will, at its option, have the right to terminate this Agreement and, in such circumstances, if the Assignor gives notice to the Assignee of its decision to terminate this Agreement by exercising such option, then this Agreement will be of no further force or effect.

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Survival. Sections 1, 2, 3, 4.9, 5, 7.3 and 8 will survive and remain in full force and effect for a period of two years following the Closing.

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GENERAL

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Further Assurances. Each Party will execute all further documents and give such further assurances as the other Party may reasonably require in order to carry out the terms and intention of this Agreement.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both of which shall constitute one and the same agreement. This Agreement may be delivered by fax or e-mail.

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Notice. Each notice, demand or other communication required or permitted to be given under this Agreement will be in writing and will be delivered or telecopied to such Party at the address for such Party specified above.  The date of receipt of such notice, demand or other communication will be the date of delivery thereof if delivered or, if given by telecopier, will be deemed conclusively to be the next business day.  Either Party may at any time and from time to time notify the other Party in writing of a change of address and the new address to which notice will be given to it thereafter until further change.

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Entire Agreement. This Agreement constitutes the entire agreement between the Parties and replaces and supersedes all agreements, memoranda, correspondence, communications, negotiations and representations, whether verbal or express or implied, statutory or otherwise, between the Parties with respect to the subject matter herein.

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Character of Agreement. The rights, privileges, duties, obligations and liabilities of the Parties are only such as are explicitly stated in this Agreement and, except as otherwise explicitly provided, are separate and not joint or collective.  In addition, except as explicitly provided, no fiduciary, agency, partnership or confidential relationship of any kind exists between the parties to his Agreement, nor will such relationships hereafter come into existence, arise or be implied, or be deemed to exist, arise or be implied, by reason of any conduct, fact or circumstance whatsoever.

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Amendment. No amendment, supplement or restatement of any provision of this Agreement is binding unless it is in writing and signed by each person who is a party to this Agreement at the time of the amendment, supplement or restatement.

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Assignment and Enurement. Except as otherwise specifically provided for in this Agreement, no Party may assign all or any part of this Agreement without the prior written consent of the other Party, not to be unreasonably withheld or delayed.  Any attempt to assign any of the rights or to delegate or subcontract any of the duties or obligations of this Agreement without such prior written consent is void.  This Agreement enures to the benefit of and binds the Parties and their respective successors and permitted assigns.

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Severability. Each provision of this Agreement is severable.  If any provision of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, the illegality, invalidity or unenforceability of that provision will not affect:

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the legality, validity or enforceability of the remaining provisions of this Agreement, or

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the legality, validity or enforceability of that provision in any other jurisdiction,

except that if:

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on the reasonable construction of this Agreement as a whole, the applicability of the other provision presumes the validity and enforceability of the particular provision, then the other provision will be deemed also to be invalid or unenforceable, and

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as a result of the determination by a court of competent jurisdiction that any part of this Agreement is unenforceable or invalid and if, as a result of this section, the basic intentions of the Parties in this Agreement are entirely frustrated, then the Parties will use all reasonable efforts to amend, supplement or otherwise vary this Agreement to confirm their mutual intention in entering into this Agreement.

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Taxes. All taxes payable in connection with the assignment of the Farmout Agreement will be borne by the Party in respect of whom the tax liability lies.

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Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument.  Counterparts may be executed either in original or faxed form and the Parties adopt any signatures received by a receiving fax machine as original signatures of the Parties.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

RECONNAISSANCE ENERGY CORPORATION

Per:

Authorized Signatory

LEROY VENTURES INC.

Per:

Authorized Signatory

SCHEDULE I

ACCREDITED INVESTOR QUESTIONNAIRE

RECONNAISSANCE ENERGY CORPORATION (the “Assignor”) is an “accredited investor”, as such term is defined in National Instrument 45-106 “Prospectus and Registration Exemptions” published by the Canadian Securities Administrators and adopted by the Commissions (“NI 45-106”) and, as at the time the closing (the “Closing”) under its Assignment Agreement with Leroy Ventures Inc. (the “Assignee”), the Assignor will fall within one or more of the following categories (Please check one or more, as applicable)

(Note: Unless otherwise indicated, section references in this Schedule are references to sections of NI 45-106.  Upon the request of the Assignor, the Assignee will provide the Assignor with a copy of NI 45-106 as currently published by the Canadian Securities Administrators.)

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a Canadian financial institution, or a Schedule III bank,

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the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

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a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

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a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

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an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

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the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,

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a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec,

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any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

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a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of,

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an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

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an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current,

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an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

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a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,

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an investment fund that distributes or has distributed its securities only to: (i) a person that is or was an accredited investor at the time of the distribution; (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], and 2.19 [Additional investment in investment funds], or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment],

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an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

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a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

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a person acting on behalf of a fully managed account managed by that person, if that person: (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and (ii) in Ontario, is purchasing a security that is not a security of an investment fund,

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a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

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an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,

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a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

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an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or

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a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as: (i) an accredited investor; or (ii) an exempt purchaser in Alberta or British Columbia after this Instrument comes into force.

For the purposes hereof, the following definitions are included for convenience:

“affiliate” means an issuer connected with another issuer because

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one of them is the subsidiary of the other, or

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each of them is controlled by the same person or corporation;

“beneficial” or “beneficially”, when used to describe an ownership interest, includes

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for the purposes of British Columbia law, when a person beneficially owns securities that are beneficially owned by

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an issuer controlled by that person, or

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an affiliate of that person or an affiliate of an issuer controlled by that person;

“Canadian financial institution” means (a) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (b) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

“control” occurs if, for the purposes of British Columbia law,

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voting securities of a first party (person or corporation) are held, other than by way of security only, by or for the benefit of a second party (person or corporation), and

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the voting rights attached to those voting securities are entitled, if exercised, to elect a majority of the directors of the first party; and

“director” means, for the purpose of British Columbia law, a director of a corporation or an individual occupying or performing, with respect to a corporation or any other person, a similar position or similar functions;

“financial assets” means (a) cash, (b) securities, or (c) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

“jurisdiction” means a province or territory of Canada except when used in the term foreign jurisdiction;

“local jurisdiction” means the jurisdiction in which the applicable securities regulatory authority is situate;

“mutual fund” includes an issuer of securities that entitles the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund or trust account, of the issuer of the securities;

“person” or “company” includes, for the purposes of British Columbia law, an individual, corporation, partnership, party, trust, fund, association and any other organized group of persons and the personal or other legal representative of a person to whom the context can apply according to law;

“regulator” means (a) the Executive Director, as defined under section 1 of the Securities Act (Alberta), (b) the Executive Director, as defined under section 1 of the Securities Act (British Columbia) and (c) such other person as is referred to in Appendix D of National Instrument 14-101 – Definitions;

“related liabilities” means (a) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (b) liabilities that are secured by financial assets;

“securities legislation” means securities legislation as such term is defined in National Instrument 14-101 – Definitions;

“securities regulatory authority” means (a) the British Columbia Securities Commission, (b) the Alberta Securities Commission, (c) the Ontario Securities Commission, and (d) in respect of any local jurisdiction other than Alberta, British Columbia or Ontario, means the securities commission or other regulatory authority listed in Appendix C of National Instrument 14-101 – Definitions;

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

“voting security” means any security which (a) is not a debt security, and (b) carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing; and

“$” means Canadian Dollars.

The foregoing representation, warranty and certificate is true an accurate as of the date of this certificate and will be true and accurate as of Closing.  If any such representation, warranty or certificate will not be true and accurate prior to Closing, the undersigned will give immediate written notice of such fact to the Issuer.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _____ day of ___________________, 2006.

RECONNAISSANCE ENERGY CORPORATION

Per:

Authorized Signatory

SCHEDULE II

INSTRUMENT OF ASSIGNMENT AND ASSUMPTION

RECONNAISSANCE ENERGY CORPORATION (the “Assignor”)

LEROY VENTURES INC. (the “Assignee”)

DATE:

▼, 2006.

RE: The Assignment Agreement between the Assignor and the Assignee made as of January 12, 2006.

_______________________________________________________________________________

WHEREAS:

.

the Assignor is a party to a Farmout and Participation Agreement dated December 21, 2005 with the other parties being White Max Energy Ltd. (“White Max”) of Calgary, Alberta (the “Farmout Agreement”);

.

the Farmout Agreement is assignable by the Assignor without the consent of White Max;

.

the Assignor has agreed to assign to the Assignee, and the Assignee has agreed to accept the assignment from the Assignor, of all of the Assignor’s rights and obligations under the Farmout Agreement.

NOW THEREFORE:

.

Assignment by Assignor.  The Assignor hereby irrevocably grants, assigns and sets over unto the Assignee all of its right, title, benefit and interest in, under and to the Farmout Agreement to have and to hold with full power to the Assignee to take all such measures for the enjoyment of the rights under the Farmout Agreement as the Assignor might take.

.

Agreement by Assignee to Assume Assignor Obligations.  The Assignee hereby expressly confirms that all of the obligations and liabilities of the Assignor under the Farmout Agreement to be performed or fulfilled as of and from the date hereof have been assumed by the Assignee, and the Assignee hereby expressly assumes and undertakes to pay, satisfy, discharge, perform and fulfil all as fully and to the same extent as if the Assignee had been an original party to the Farmout Agreement instead of, and not in addition to, the Assignor.

.

Status of the Farmout Agreement.  Each of the signatories to this instrument agrees that the Farmout Agreement is in full force and effect, unamended and unmodified save as amended by this Instrument, and that the Farmout Agreement and this Instrument will henceforth be read together.

.

White Max Confirmation. White Max hereby confirms that it has consented to the assignment of the Farmout Agreement from the Assignor to the Assignee, and that the Assignor is released and discharged from the performance of any and all of the Assignor’s obligations and liabilities under the Farmout Agreement and all claims and demands whatsoever in respect thereof.

RECONNAISSANCE ENERGY CORPORATION

Per:

Authorized Signatory

LEROY VENTURES INC.

Per:

Authorized Signatory

WHITE MAX ENERGY LTD.

Per:

Authorized Signatory

WHITE MAX ENERGY L TD. Suite 1725, 717 — 7th Avenue S.W. Calgary, Alberta T2P OZ3 Michael J. O'Byrne 296 — 0795 Ext. 225

December 21, 2005

Sent Via Fax: (604) 5363621

Reconnaissance Energy Corporation

15567 Marine Drive

White Rock, BC V4B 1C9

Attention: Mr. Craig Steinke, President

Re: Farmout and Participation Agreement

Chambers Area, Alberta

[White Max Area: 2-002]

Further to our recent discussions, White Max Energy Ltd. ("White Max") respectfully offers the following for Reconnaissance Energy Corporation's ("Reconnaissance") consideration:

Reconnaissance and White Max agree as follows:

1.

Farmout Lands:

Means those Lands identified on Schedule "A" hereto

The Farmout Lands are unencumbered except for the Crown Lessor's Royalty and the encumbrance identified in Schedule "A".

2.

Parties:

Farmor:

White Max

Farmee:

Reconnaissance

3.

Expenditures to Date:

Whereas, notwithstanding the actual dollar amount, for the purpose of facilitating equalization between the Farmor and Farmee in the Chambers project, the Farmor and Farmee agree that the Farmor has invested two hundred fifty thousand dollars in the Chambers project. ($90,000 on 3D Seismic and $160,000 on recompletion work on the 7-18-41-11 W5M well).

4.

Work Commitment:

Means, participation by the Farmee in the drilling of the Chambers 3-17-41-11 W5M well (hereinafter referred to as "Test Well"), for a minimum of twenty five percent (25%) of the drilling and completion or abandonment costs, as the case may be.

5.

Interest Earned By Farmee For Fulfilling the Work Commitment on the Test Well:

Provided the Farmee has fulfilled its obligations pursuant to paragraph 4. hereof and provided the Farmee is not in default of any term or condition of this Agreement, then the Farmee shall have earned and the Farmor shall convey to or hold in trust for the Farmee:

a)

80% of the Farmor's 25% working interest in the Test Well and section 17 of the Farmout Lands (the "Earned Interest"); and

b)

the option for the Farmee to participate for its Earned Interest share in the equipping and tie-in of the said 7-18 Well.

c)

Interests in both 5a and 5b are subject to a 7.5% GORR to Burlington and a 1% GORR to Roy Smith (Geologist).

6.

Equalization Payments:

a)

Farmee shall, within 30 days of execution of this Agreement reimburse White Max for half of its seismic acquisition costs ($45,000).

b)

If the Farmee elects to participate in the equipping and tie-in of the 7-18 Well pursuant to paragraph 5 b) above, Farmee shall reimburse White Max for 20.00% of its recompletion costs of the 7-18 Well ($32,000).

7.

Burlington et al Farmin:

White Max and Golden Eagle Energy Ltd. are currently negotiating a six section farmin with Burlington Resources Canada Ltd. on two P&NG Licences that directly offset the Farmout Lands (the "Burlington Farmin"). Reconnaissance shall have the right to participate for its Earned Interest share in the Burlington Farmin.

If Reconnaissance elects not to participate in the Burlington Farmin, such rights to participate shall revert to White Max.

8.

Effective Date:

The Effective Date of this Agreement shall be December 19, 2005.

9.

Joint Operating Agreement:

Farmor and Farmee will diligently pursue the documentation necessary to more formally provide for operations anticipated hereunder. The Parties recognize that all operations carried out on the Farmout Lands are subject to existing Joint Operating Agreement(s).

Subsequent to Reconnaissance earning its interest in the Farmout Lands, White Max agrees to move expeditiously to have Reconnaissance's interest recognized in the existing Joint Operating Agreement(s).

10.

Force Majeure:

All dates, excluding the Effective Date, are subject to force majeure and other special considerations, including but not limited to regulatory and environmental considerations. The Farmor and Farmee shall make all reasonable effort to remain within the time frames set forth herein.

11.

Assignment:

Except as otherwise specifically provided for in this Agreement, no party hereto may assign all or any part of this Agreement without the prior written consent of the other party hereto, provided that such consent is not to be unreasonably withheld or delayed; and any attempt to assign any of the rights or to delegate or subcontract any of the obligations of this Agreement without such prior written consent is void. This Agreement enures to the benefit of and binds the parties hereto and their respective successors and permitted assigns. Notwithstanding the foregoing provisions of this section, Reconnaissance Energy is permitted, in its sole discretion, to assign its rights and obligations under this Agreement to another corporation of its choosing, provided that it gives prior written notice of such assignment to the other party hereto, but without the need for that other party's consent. In the case of an assignment of this Agreement in accordance with the foregoing terms, if the assignee has executed an assumption agreement in favour of the other party hereto, in form reasonably satisfactory to the other party hereto, agreeing to assume all of the obligations of the assigning party under this Agreement, the assigning party will have no further liability for any breach of any obligation to be performed by the assignee under this Agreement after the date of such assignment and assumption.

12.

Technical Review

The commitment under this Farmout and Participation Agreement is subject to a satisfactory technical review to be conducted by Reconnaissance or it's assigns by January 15, 2006.

If the foregoing sets forth your understanding of the agreement reached between Reconnaissance and White Max, please so indicate by signing this Letter Agreement in the space provided below following which return one signed copy to White Max. Notwithstanding that the parties hereto will pursue more formal documentation relative to the agreement herein set forth, until such documentation is complete, subject to paragraph 12, this Letter Agreement shall be binding on Reconnaissance and White Max, their respective successors and assigns.

Yours truly,

White Max Energy Ltd.

M. J. (Mike) O’Byrne — Vice President,

Accepted and agreed to as of

December 21, 2005

RECONNAISSANCE ENERGY CORPORATION

Per:

Schedule “A”

This is Schedule "A" to a Farmout and

Participation Agreement dated December 21, 2005

between White Max Energy Ltd. and

Reconnaissance Energy Corporation

Chambers Area Land Schedule

(Chambers Area 2-002)

"Title Documents"	"Farmout Lands"	Gross Acres	Farmor's Working Interest	Net Acres	Encumbrances
Alberta Crown P&NG	Twp. 041, Rge. 11 W5M:	640.00	25.00%	128.00	7.50% GORR payable to Burlington et al
Licencee No. 594110086	Section 17	(256.00 ha)		(51.20 ha)	-and-
Portion	Surface to base of Turner				1.00% GORR payable to Roy Smith
	Valley fm.

"Title Documents"	"Participation Lands"	Gross Acres	Farmor's	Net Acres	Encumbrances
	(subject to Clause 5 b election)		Working
			Interest
Alberta Crown P&NG	Twp. 041, Rge. 11 W5M:	640.00	BPO	320.00	7.50% GORR payable to Burlington et al
Licencee No. 594110086	Section 18	(256.00 ha)	7-18 Well	(128.00 ha)	- and -
Portion	Surface to base of Turner		50.00%		1.00% GORR payable to Roy Smith
	Valley fm.
	Twp. 041, Rge. 11 W5M:	640.00	APO	120.00	7.50% GORR payable to Burlington et al
	Section 18	(256.00 ha)	7-18 Well	(64.00 ha)	- and -
	Surface to base of Turner		25.00%		1.00% GORR payable to Roy Smith
	Valley fm.